SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report:
October 20, 2005
(Date of earliest event reported)
SYBASE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-16493 (Commission File Number)	94-2951005 (I.R.S. Employer Identification Number)

One Sybase Drive Dublin, CA 94568 (Address of principal executive offices)
Registrant’s telephone number, including area code: (925) 236-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     (a) On October 20, 2005, Sybase, Inc. issued a press release announcing its results for the three months ended September 30, 2005 (“Q3 2005 Release”), a copy of which is furnished as Exhibit 99.1 and incorporated herein by reference. As part of the Q3 2005 Release, Sybase presented certain financial information, including the following:
(1)	Reconciliation to Pro Forma Condensed Consolidated Statements of Operations (unaudited) for the three months ended September 30, 2005 and 2004, respectively

(2)	Reconciliation to Pro Forma Condensed Consolidated Statements of Operations (unaudited) for the nine months ended September 30, 2005 and 2004, respectively

(3)	Condensed Consolidated Balance Sheets for September 30, 2005 (unaudited) and December 31, 2004

(4)	Condensed Consolidated Statements of Income Pro Forma without purchase accounting, cost of restructure, and stock compensation expense (unaudited) for the three and nine months ended September 30, 2005 and 2004, respectively

(5)	Condensed Consolidated Statements of Income (unaudited) for the three and nine months ended September 30, 2005 and 2004, respectively

(6)	Condensed Consolidated Statements of Cash Flows (unaudited) for the nine months ended September 30, 2005 and 2004, respectively

(7)	Consolidated Statement of Operations by Segment Pro Forma without purchase accounting, cost of restructure, and stock compensation expense for the three months ended September 30, 2005 (unaudited)

(8)	Consolidated Statement of Operations by Segment Pro Forma without purchase accounting, cost of restructure, and stock compensation expense for the nine months ended September 30, 2005 (unaudited)

(9)	Consolidated Statement of Operations by Segment for the three months ended September 30, 2005 (unaudited)

(10)	Consolidated Statement of Operations by Segment for the nine months ended September 30, 2005 (unaudited)

(11)	Reconciliation of GAAP-based EPS to Pro Forma EPS for the twelve months ended December 31, 2005 (unaudited)
     (b) On the same date, the Company orally disclosed certain of the above-referenced pro forma and GAAP amounts, and provided pro forma and GAAP financial guidance for the three months ending December 31, 2005 and twelve months ending December 31, 2005 during a webcast and conference call meeting all of the following requirements:
(1)	The information was provided as part of a presentation that was complementary to and occurred within 48 hours of publication of the Q3 2005 Release;

(2)	The presentation was broadly accessible to the public by dial-in conference call and webcast;

(3)	The financial and other statistical information contained in the presentation was available on the Company’s external website together with information required under Section 244.100 of Regulation G at the time of the conference call and webcast; and

(4)	The presentation was announced by widely disseminated press release that included instructions as to when and how to access the presentation and the location on the Company’s website where the information would be available.

     (c) In accordance with General Instruction B.2 of Form 8-K, the information included the Q3 2005 Release (other than the tables referenced in Item 2.02(a)(3), (5), (6), (9) and (10)) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

Exhibit No.	Description

99.1	Press Release of Sybase, Inc. issued October 20, 2005

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYBASE, INC.

Date: October 24, 2005	By:	/s/ DANIEL R. CARL

Name: Daniel R. Carl
Title: Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Sybase, Inc. issued October 20, 2005